Reclamation and Environmental	12 Months Ended
Jun. 30, 2012
Reclamation and Environmental [Abstract]
Reclamation and Environmental
11.	Reclamation and Environmental:

The Company holds an insurance policy related to its Sleeper Gold Project that covers reclamation costs in the event the Company defaults on payments of its reclamation costs up to an aggregate of $25 million.  The insurance premium is being amortized over ten years and the current and non-current prepaid insurance balance at June 30, 2012 is $613,037.

As a part of the policy, the Company has funds in a commutation account which is used to reimburse reclamation costs and indemnity claims.  For the year ended June 30, 2012, the Company and the Bureau of Land Management of Nevada reviewed the previous reclamation cost estimates for the exploration activities of the Company and determined an increase in those estimates was required.  As a result, the Company provided additional bonding to the Bureau of Land Management and increased the balance of the commutation account by $82,678.   The balance of the commutation account at June 30, 2012 is $2,754,316.

Reclamation and environmental costs are based principally on legal requirements.  Management estimates costs associated with reclamation of mineral properties.  On an ongoing basis the Company evaluates its estimates and assumptions; however, actual amounts could differ from those based on estimates and assumptions.   A liability has been established equal to the present value of the obligation, and the carrying amount of the mineral properties has been increased by the same amount.

Changes to the Company's asset retirement obligations are as follows:

	June 30, 2012	June 30, 2011
Balance at beginning of period	$1,143,892	$-
Asset retirement obligations acquired		1,121,150
Accretion expense	153,704	119,884
Payments	(99,417)	(97,142)
Balance at end of period	$1,198,179	$1,143,892